UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐		Preliminary Proxy Statement
☐		Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐		Definitive Proxy Statement
☒		Definitive Additional Materials
☐		Soliciting Material Pursuant to §240.14a-12

ZBB ENERGY CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

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IMPORTANT ANNUAL MEETING INFORMATION

ENDORSEMENT_LINE______________ SACKPACK_____________
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DESIGNATION (IF ANY)
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Vote by Internet
• Go to www.envisionreports.com/ZBB
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website

Shareholder Meeting Notice 1234 5678 9012 345

Important Notice Regarding the Availability of Proxy Materials for the
ZBB Energy Corporation Shareholder Meeting to be Held on November 7, 2012.
Under new Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!
This communication presents only an overview of the more complete proxy materials that are available to you on the
Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:
www.envisionreports.com/ZBB
Easy Online Access — A Convenient Way to View Proxy Materials and Vote
When you go online to view materials, you can also vote your shares.
Step 1: Go to www.envisionreports.com/ZBB to view the materials.
Step 2: Click on Cast Your Vote or Request Materials.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.
When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.
Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before October 23, 2012 to facilitate timely delivery.

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01IO2B

Shareholder Meeting Notice
ZBB Energy Corporation’s Annual Meeting of Shareholders will be held at the Radisson Hotel, N88 W14750 Main Street,
Menomonee Falls, Wisconsin, on Wednesday November 7, 2012 at 10:00 am local time.
Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.
The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3, 4 and 5:
1. Election of Directors: 01 - Richard A. Abdoo, 02 - Manfred E. Birnbaum, 03 - Charles W. Stankiewicz
2. Approve the 2010 Omnibus Incentive Compensation Plan Amendment.
3. Approve the 2012 Non-Employee Director Equity Incentive Plan.
4. Approve the Amendment to the Articles of Incorporation to authorize the Board of Directors to implement a reverse stock split in its discretion.
5. Ratify the selection of Baker Tilly as independent registered public accounting firm for fiscal 2012.
6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or by telephone by calling
1-800-652-VOTE (8683) within USA & Canada or 1-781-575-2300 outside USA & Canada or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. If you plan to attend the Annual Meeting and require directions, please call the Company for directions at (262) 253-9800.

Here’s how to order a copy of the proxy materials and select a future delivery preference:
Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.
Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below.
If you request an email copy of current materials you will receive an email with a link to the materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.
g Internet – Go to www.envisionreports.com/ZBB. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.
g Telephone – Call toll free 1-866-641-4276 within the USA, US territories & Canada or 1-781-575-4238 outside the USA, US territories &
Canada using a touch-tone phone and follow the instructions to login in and order a paper copy.
g Email – Send email to investorvote@computershare.com with “Proxy Materials ZBB Energy Corporation” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.
To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by October 23, 2012.

ZBB energy corporation

IMPORTANT ANNUAL MEETING INFORMATION

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ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on November 7, 2012.

Vote by Internet

- Go to **www.envisionreports.com/ZBB**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3, 4 and 5.

1. Election of Directors:

	For	Withhold
01 - Richard A. Abdoo	☐	☐
02 - Manfred E. Birnbaum	☐	☐
03 - Charles W. Stankiewicz	☐	☐

+

	For	Against	Abstain
2. Approve the 2010 Omnibus Incentive Compensation Plan Amendment.	☐	☐	☐
3. Approve the 2012 Non-Employee Director Equity Incentive Plan.	☐	☐	☐
4. Approve the Amendment to the Articles of Incorporation to authorize the Board of Directors to implement a reverse stock split in its discretion.	☐	☐	☐
5. Ratify the selection of Baker Tilly as independent registered public accounting firm for fiscal 2013.	☐	☐	☐

6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

B Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT

1 U P X 1 4 3 3 4 5 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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01IO0B

Agenda
• Elect three directors to serve until 2015 as Class II directors.
• Approve the 2010 Omnibus Incentive Compensation Plan Amendment.
• Approve the 2012 Non-Employee Director Equity Incentive Plan.
• Approve the Amendment to the Articles of Incorporation to authorize the
Board of Directors to implement a reverse stock split in its discretion.
• Ratify the selection of Baker Tilly as independent registered public accounting firm for 2013.
• Transact such other business as may properly come before the meeting.

You can view the Annual report and Proxy Statement on the internet at
www.envisionreports.com/ZBB

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
Proxy — ZBB ENERGY CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ZBB ENERGY CORPORATION
The undersigned hereby appoints Eric Apfelbach and Will Hogoboom proxies, each with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of ZBB Energy Corporation standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Shareholders of ZBB Energy Corporation to
be held at the Radisson Hotel, N88 W14750 Main Street, Menomonee Falls, Wisconsin, on Wednesday, November 7, 2012 at 10:00 am local time, and at any adjournment thereof.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5. PROPOSALS 1, 2, 3, 4 AND 5 ARE BEING
PROPOSED BY ZBB ENERGY CORPORATION.
(Continued, and to be marked, dated and signed, on the other side)

IMPORTANT ANNUAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.
Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3, 4 and 5.

1. Election of Directors: For Withhold For Withhold For Withhold
01 - Richard A. Abdoo 02 - Manfred E. Birnbaum 03 - Charles W. Stankiewicz
For Against Abstain
2. Approve the 2010 Omnibus Incentive Compensation Plan Amendment.
4. Approve the Amendment to the Articles of Incorporation to authorize the Board of Directors to implement a reverse stock split in its discretion.
For Against Abstain
3. Approve the 2012 Non-Employee Director Equity Incentive Plan.
5. Ratify the selection of Baker Tilly as independent registered public accounting firm for fiscal 2013.
6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.
     /                /
1 U PX   1 4 3 3 4 5 2

01IO1B

Agenda
• Elect three directors to serve until 2015 as Class II directors.
• Approve the 2010 Omnibus Incentive Compensation Plan Amendment.
• Approve the 2012 Non-Employee Director Equity Incentive Plan.
• Approve the Amendment to the Articles of Incorporation to authorize the
Board of Directors to implement a reverse stock split in its discretion.
• Ratify the selection of Baker Tilly as independent registered public accounting firm for 2013.
• Transact such other business as may properly come before the meeting.

You can view the Annual report and Proxy Statement on the internet at
www.edocumentview.com/ZBB

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — ZBB ENERGY CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ZBB ENERGY CORPORATION

The undersigned hereby appoints Eric Apfelbach and Will Hogoboom proxies, each with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of ZBB Energy Corporation standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Shareholders of ZBB Energy Corporation to
be held at the Radisson Hotel, N88 W14750 Main Street, Menomonee Falls, Wisconsin, on Wednesday, November 7, 2012 at 10:00 am local time, and at any adjournment thereof.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5. PROPOSALS 1, 2, 3, 4 AND 5 ARE BEING
PROPOSED BY ZBB ENERGY CORPORATION.
(Continued, and to be marked, dated and signed, on the other side)

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on November 07, 2012
ZBB ENERGY CORPORATION
BROKER LOGO HERE
Return Address Line 1
Return Address Line 2
Return Address Line 3
51 MERCEDES WAY
EDGEWOOD NY 11717
Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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Meeting Information
Meeting Type: Annual Meeting
For holders as of: September 10, 2012<recdate>
Date: November 07, 2012 Time: 10:00 AM CST >
Location: Radisson Hotel
N88 W14750 Main Street
Menomonee Falls, WI 53051

BARCODE

 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only
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0000149699_1 R1.0.0.11699

Before You Vote
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Annual Report 2. Notice & Proxy Statement
How to View Online:
Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked XXXX XXXX XXXX by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 24, 2012 to facilitate timely delivery.

How To Vote
Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

0000149699_2 R1.0.0.11699

Internal Use Only

Voting items
The Board of Directors recommends that you
vote FOR the following:
1. Election of Directors
Nominees
01 Richard A. Abdoo 02 Manfred E. Birnbaum 03 Charles W. Stankiewicz
The Board of Directors recommends you vote FOR the following proposal(s):
2. Approve the 2010 Omnibus Incentive Compensation Plan Amendment.
3. Approve the 2012 Non-Employee Director Equity Incentive Plan.
4. Approve the Amendment to the Articles of Incorporation to authorize the Board of Directors to implement a reverse stock split in its discretion.
5. Ratify the selection of Baker Tilly as independent registered public accounting firm for fiscal 2013.
NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

BARCODE

0000149699_3 R1.0.0.11699
0000 0000 0000

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Reserved for Broadridge Internal Control Information
Voting Instructions
THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO
BANKS AND BROKERS
AS REQUIRED BY THE NEW YORK STOCK EXCHANGE
0000149699_4 R1.0.0.11699
THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE
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